UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

PARKER-HANNIFIN CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Items.

On June 5, 2019, Parker-Hannifin Corporation (“Parker” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and J.P. Morgan Securities LLC, on behalf of the several underwriters listed in Schedule I thereto (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters the Notes (as defined below). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On June 5, 2019, the Company priced an offering of $575 million in aggregate principal amount of senior notes due 2024 (the “2024 Notes”), $1 billion in aggregate principal amount of senior notes due 2029 (the “2029 Notes”) and $800 million in aggregate principal amount of senior notes due 2049 (the “2049 Notes” and, together with the 2024 Notes and the 2029 Notes, the “Notes”). The 2024 Notes, the 2029 Notes and the 2049 Notes will bear interest at a rate of 2.700%, 3.500% and 4.000% per annum, respectively. The Notes will be issued pursuant to an indenture dated as of May 3, 1996 (the “Indenture”), between the Company and Wells Fargo Bank, N.A. (as successor to National City Bank), as trustee (the “Trustee”), as supplemented by an officers’ certificate of the Company related to each series of Notes and to be dated the issue date of the Notes. Interest on the Notes will be paid semi-annually on June 14 and December 14 of each year, commencing December 14, 2019. The offering of the Notes is expected to close on or about June 14, 2019, subject to customary closing conditions.

Parker intends to use the net proceeds from the offering of the Notes, together with (i) borrowings under its existing term loan agreement and (ii) borrowings under its existing revolving credit facility and/or commercial paper program, to finance its proposed acquisition of LORD Corporation (“LORD”). If Parker does not consummate its proposed acquisition of LORD on or prior to April 27, 2020 or, if prior to such date, Parker notifies the Trustee in writing that the merger agreement among Parker, LORD and the other parties thereto is terminated, the 2024 Notes and the 2049 Notes (together, the “SMR Notes”) will be subject to a special mandatory redemption at a price equal to 101% of the aggregate principal amount of such SMR Notes, plus accrued and unpaid interest on the SMR Notes to, but not including, the special mandatory redemption date and the net proceeds from the 2029 Notes will be used for general corporate purposes.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3 (Registration No. 333-214864), which initially became effective on December 1, 2016. On June 5, 2019, Parker filed with the Commission, pursuant to Rule 424(b)(5) under the Act, a preliminary Prospectus Supplement, dated June 5, 2019, pertaining to the public offering and sale of the Notes. On June 6, 2019, Parker filed with the Commission, pursuant to Rule 424(b)(2) of the Act, a final Prospectus Supplement, dated June 5, 2019, pertaining to the public offering and sale of the Notes.

In connection with the offering of the Notes, this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Item

1.1	Underwriting Agreement, dated June 5, 2019, among Parker-Hannifin Corporation and Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

FORWARD-LOOKING STATEMENTS

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the Company, including its individual segments and businesses that have been or will be acquired, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the Company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Cuts and Jobs Act on future performance and earnings projections may change based on subsequent judicial or regulatory interpretations of the Act that impact the Company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance.

The risks and uncertainties in connection with forward-looking statements related to the proposed transaction between LORD and the Company include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the merger agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock, the notes or other securities because of the failure to complete the proposed transaction; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction.

Among other factors which may affect future performance are:

•	changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments;

•	disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix;

•	ability to identify acceptable strategic acquisition targets;

•	uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the proposed acquisition of LORD and the integration of CLARCOR, Inc.;

•	the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures;

•

the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities;

•	ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases;

•	availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing;

•	ability to manage costs related to insurance and employee retirement and health care benefits;

•	compliance costs associated with environmental laws and regulations;

•	potential labor disruptions;

•	threats associated with and efforts to combat terrorism and cyber-security risks;

•	uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals;

•	global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and

•

global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability.

The Company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

Date: June 7, 2019	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary